UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 20, 2022
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 REGULATION FD

On April 20, 2022, Envista Holdings Corporation (the "Company") issued a press release announcing the closing of the previously disclosed acquisition of the intraoral scanner business (the "Intraoral Scanner Business") of Carestream Dental Technology Parent Limited ("Carestream") and certain of its subsidiaries (together with Carestream, the "Sellers"). A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information included or incorporated by reference in this Item 7.01 is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS
On April 20, 2022, pursuant to the stock and asset purchase agreement (the "Purchase Agreement"), dated as of December 21, 2021 and as subsequently amended by the closing agreement (the "Closing Agreement") dated as of April 20, 2022, by and between the Company and Carestream, the Company completed the acquisition of the Intraoral Scanner Business of the Sellers through the acquisition of certain assets and the assumption of certain liabilities, as well as the acquisition of the equity of certain subsidiaries of the Sellers, for total consideration of $582.5 million, subject to certain customary adjustments as provided in the Purchase Agreement (the "Transaction").
The foregoing description of the Transaction, the Purchase Agreement, and the Closing Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.3 to the Company's Annual Report on Form 10-K filed with the SEC on February 24, 2022, which is incorporated herein by reference and to the Closing Agreement, which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended April 1, 2022.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: April 20, 2022	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer